                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement

[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6
       (e)(2))

[ x ]  Definitive Proxy Statement

[   ]  Definitive Additional Materials

[   ]  Soliciting Material Under ss. 240.14a-12

                           Citizens First Corporation
                (Name of Registrant as Specified In Its Charter)
                            --------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:

         (2)      Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing Party:

         (4) Date Filed:

                           CITIZENS FIRST CORPORATION
                          1065 Ashley Street, Suite 200
                          Bowling Green, Kentucky 42103


                                                                 April 5, 2006

Dear Shareholder:

         You are cordially invited to attend our annual meeting of shareholders, which will be held at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, on Thursday, May 18, 2006, at 5:00 p.m. CDT. I sincerely hope that you will be able to attend the meeting and I look forward to seeing you.

         The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations for the year ended December 31, 2005 and the first quarter of 2006. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding the matters proposed to be acted upon at the meeting.

         Please take this opportunity to become involved in the affairs of Citizens First Corporation. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to us in the envelope provided as soon as possible. This will not prevent you from voting in person, but will help to secure a quorum and avoid added solicitation costs. If you decide later to attend the meeting, you may withdraw your proxy and vote your shares in person.

                                   Sincerely,

                                   /s/ Mary D. Cohron
                                   Mary D. Cohron
                                   President and Chief Executive Officer

                           CITIZENS FIRST CORPORATION
                          1065 ASHLEY STREET, SUITE 200
                          BOWLING GREEN, KENTUCKY 42103



                  NOTICE OF 2006 ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 18, 2006

         The 2006 annual meeting of shareholders of Citizens First Corporation will be held on Thursday, May 18, 2006 at 5:00 p.m. CDT at the Carroll Knicely Institute for Economic Development and Public Service-South Campus, 2355 Nashville Road, Bowling Green, Kentucky, for the following purposes:

1. To elect four persons to serve as Class III directors for three year terms ending in 2009 and until their successors are elected and qualify; and

2. To transact any other business as may properly come before the meeting or any adjournments of the meeting.

         March 23, 2006 is the record date for the determination of shareholders entitled to notice of, and to vote at, the annual meeting. Only shareholders of record at the close of business on that date are entitled to vote at the meeting or any adjournments thereof.

         We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

         If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised. Should you desire to revoke your proxy, you may do so as provided in the accompanying proxy statement.

                        By Order of the Board of Directors,

                            /s/ Mary D. Cohron

                            Mary D. Cohron, President

Bowling Green, Kentucky
April 5, 2006
                                        3

                           CITIZENS FIRST CORPORATION
                          1065 Ashley Street, Suite 200
                          Bowling Green, Kentucky 42103
                                  (270)393-0700


                                 PROXY STATEMENT

         This proxy statement is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the 2006 Annual Meeting of Shareholders (the "Meeting") of Citizens First Corporation (the "Company") to be held on Thursday, May 18, 2006, at 5:00 p.m. CDT, and at any adjournments of the meeting.

         The purposes of the Meeting are to elect four Class III directors and to transact such other business as may properly be brought before the Meeting or any adjournment thereof.

         The close of business on March 23, 2006 is the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. On the record date, there were 893,643 shares of common stock issued and outstanding and 250 shares of preferred stock issued and outstanding. Only holders of common stock may vote at the Meeting. Each issued and outstanding share of common stock is entitled to one vote on all matters presented at the Meeting.

         This proxy statement and the accompanying proxy card are being first sent or given to shareholders on April 5, 2006.

                               VOTING INFORMATION

         Each share of common stock is entitled to one vote on all matters that may come before the Meeting. If the accompanying proxy card is properly signed and returned prior to the Meeting, the shares it represents will be voted at the Meeting in accordance with the directions, if any, noted thereon. If no contrary directions are given, the shares will be voted:

        o  FOR the nominees for director named in this proxy statement, and
        o In the best judgment of the persons appointed as proxies as to all other matters properly brought before the Meeting.

         Any shareholder giving a proxy may revoke it at any time before the shares it represents are voted by giving written notice of such revocation to the Secretary of Citizens First Corporation at the address shown above or by delivering a later dated proxy or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

         The affirmative vote of a plurality of the votes duly cast is required for the election of directors (that is, the nominees receiving the greatest number of votes will be elected). Abstentions and broker

"non-votes" are not counted as votes cast on any matter to which they relate and, thus, will have no effect on the vote for the election of directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted in determining whether there is a quorum. Therefore, so long as a quorum is present, withholding authority will have no effect on whether one or more directors is elected.

         The Company will pay the cost of proxy solicitation. Our directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                              DIRECTOR NOMINATIONS

         The Governance Committee, and previously the Board of Directors in its capacity as the nominating committee, seeks to identify potential candidates for membership through existing members of the Board, senior management and other members of the community. The Governance Committee and Board of Directors also consider nominees proposed by the Company's shareholders in accordance with the provisions contained in the Company's Bylaws. Under the Bylaws, any shareholder may nominate a person for election to the Company's Board at the Meeting, provided that the nomination is received by the Company not less than 60 days prior to the date of the annual meeting of shareholders. Each nomination submitted in this manner must include the name and address of the nominee(s) and his or her age, business and residence addresses, principal occupation, number of shares of our common stock beneficially owned, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of such proposed nominee. In addition, the nominating shareholder must provide his or her name and address and the number of shares of our common stock beneficially owned by the shareholder.

         Candidates nominated to serve as directors will, at a minimum, in the Committee's judgment,

         o fulfill the needs of the Board of Directors at the time in terms of age, experience and expertise,

         o possess the background and ability to contribute to the performance by the Board of its responsibilities through senior executive management experience and/or a record of relevant civic and community leadership, and

         o be able to represent the interests of Citizens First Corporation and all of its shareholders.

         The Governance Committee will consider and evaluate all candidates nominated through the process described above.

                          SHARE OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table shows as of March 23, 2006 the number and percentage of shares of our common stock and preferred stock beneficially owned by our directors, each Named Executive Officer listed in the Summary Compensation Table, and by all of our directors and executive officers as a group.


                                                   COMMON SHARES                       PREFERRED
                                                   BENEFICIALLY                         SHARES
                                                    OWNED(1)(2)                      BENEFICIALLY
                                                                   % OF CLASS(2)         OWNED         % OF CLASS
 NAME
 DIRECTORS:
 Jerry E. Baker                                       41,100            4.6%               -                -
 Billy J. Bell                                        54,236            6.1%              15              6.0%
 Barry D. Bray (3)                                    18,795            2.1%               8              3.2%
 Mary D. Cohron                                       45,119            5.0%               5              2.0%
 John Desmarais (4)                                    3,554              *
 Floyd H. Ellis                                       23,740            2.7%               5              2.0%
 Sarah Glenn Grise                                     5,052              *                -                -
 Chris Guthrie                                           525              *                -                -
 John J. Kelly, III                                    1,550              *                -                -
 Joe B. Natcher, Jr. (5)                              11,235            1.3%               -                -
 John T. Perkins (6)                                  11,550            1.3%               -                -
 Jack Sheidler                                        20,462            2.3%               8              3.2%
 Wilson Stone (7)                                     10,500            1.2%               4              1.6%
 NAMED EXECUTIVE OFFICERS:
 M. Todd Kanipe                                        6,965             *                -                -
 All Directors, Named Executive Officers and
 other executive officers as a Group (17
 persons)                                            263,673           28.5%              45             18.0%
----------------
Less than 1.0%.

1) Except as otherwise noted, each person is the record owner of and has sole voting and investment power with respect to his or her shares. The address for each person listed is 1065 Ashley Street, Suite 200, Bowling Green, Kentucky
42103. (2) For each person, these amounts include common shares owned plus all common shares which could be acquired from the exercise of any vested options within 60 days of March 23, 2006 (the record date of the Meeting). The percent of common shares owned is computed by dividing the number of shares beneficially owned noted above by the Company's total common shares outstanding plus the number of shares which could be acquired from the exercise of any vested options within 60 days of March 23, 2006. The number of shares which could be acquired from the exercise of any vested options within 60 days of March 23, 2006 for each particular person is as follows: Mr. Baker (2,100 shares); Mr. Bell (2,100 shares); Mr. Bray (525 shares); Ms. Cohron (7,420 shares); Mr. Desmarais (no shares); Mr. Ellis (2,100 shares); Ms. Grise (1,050 shares); Mr. Guthrie (525 shares); Mr. Kelly (1,050 shares); Mr. Natcher, Jr. (2,100 shares); Mr. Perkins
(525 shares); Mr. Sheidler (1,050 shares); Mr. Stone (1,050 shares); Mr. Kanipe
(5,390 shares); and all directors and executive officers as a group (32,025 shares).
(3) Includes 6,000 common shares held by Mr. Bray's wife.

(4) Includes 1,777 common shares held by Mr. Desmarais' wife.

(5) Includes 8,635 shares jointly owned with Mr. Natcher's wife.

(6) Includes 3,333 common shares held in an individual retirement account for the benefit of Mr. Perkins' wife.

(7) Includes 1,000 common shares held in an individual retirement account for the benefit of Mr. Stone's wife.

                                        6

         The following table shows as of March 23, 2006 the name and address of and the number and percentage of shares of our common stock beneficially owned by the only other persons known to us to have beneficial ownership of 5% or more of our outstanding common stock.

                                                                     % OF
                                           COMMON SHARES        COMMON SHARES
           NAME                          BENEFICIALLY OWNED   BENEFICIALLY OWNED
           ----                          ------------------  ------------------
        Charles Hardcastle                      91,709                 10.3%
       1065 Ashley, Suite 150
       Bowling Green, KY  42103

       Thomas K. Hightower                      44,415                  5.0%
       646 Old Scottsville Road
       Bowling Green, KY  42103


                              ELECTION OF DIRECTORS

         The Company's Bylaws provide that the Board of Directors shall consist of not less than five nor more than fifteen directors and shall be divided into three classes, each consisting as nearly equal in number as practicable. Presently, the Board has thirteen members, with two classes consisting of four directors, and one class consisting of five directors.

         The terms of Jerry E. Baker, Mary D. Cohron, Floyd H. Ellis and John J. Kelly, III expire at the 2006 Meeting and each of them has been nominated by the Board of Directors for re-election at the Meeting. These four nominees will be elected to serve as Class III directors for three-year terms ending in 2009 and until their successors are elected and qualify. Unless a proxy is marked to give a different direction, the shares it represents will be voted to elect these four nominees. All of the nominees have agreed to serve if elected. If any nominee should become unavailable for election, the persons named in the accompanying proxy card, or their substitutes, reserve the right to vote for a substitute nominee selected by the Board of Directors.

         Each of the members of the Board of Directors is independent within the meaning of Marketplace Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. ("NASD"), except Mr. Bray, Ms. Cohron and Mr. Perkins.

         All of the Company's directors also currently serve as directors of the Company's wholly-owned subsidiary, Citizens First Bank (the "Bank").

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED DIRECTOR NOMINEES.

         The following table provides information with respect to each nominee and incumbent director.



             NAME AND AGE                  DIRECTOR                     PRINCIPAL OCCUPATION OR EMPLOYMENT
                                             SINCE                        DURING PAST FIVE OR MORE YEARS
CLASS III NOMINEES FOR ELECTION AT THE MEETING:
Jerry E. Baker (75)                          1998       Chairman, Airgas Mid-America, Inc.
                                                7

Mary D. Cohron (58)                          1998       President and Chief Executive Officer of Citizens First
                                                        Corporation and Citizens First Bank since August 1998 and
                                                        February 1999, respectively; formerly, Board Team Development
                                                        Services Provider for Kentucky School Boards Association and
                                                        strategic planning and business consultant

Floyd H. Ellis (79)                          1998       Chairman of the Board of Directors of Citizens First Corporation
                                                        and Citizens First Bank; Retired President and Chief Executive
                                                        Officer, Warren Rural Electric Cooperative Corporation

John J. Kelly, III (71)                      2003       Dentist

CLASS II DIRECTORS WHOSE TERMS EXPIRE 2008:

Barry D. Bray (60)                           1999       Retired; formerly, Vice President and Chief Credit Officer of
                                                        Citizens First Corporation and Citizens First Bank from January
                                                        1999 and February 1999, respectively, through June 2004;
                                                        previously, Executive Vice President and Chief Credit Officer of
                                                        Trans Financial Bank from 1982 through 1998

Sarah Glenn Grise (49)                       2002       Civic volunteer; formerly, General Manager of TKR Cable of
                                                        Southern Kentucky

Chris B. Guthrie (39)                        2004       President, Trace Die Cast, Inc.

John T. Perkins (63)                         1998       Consultant to Citizens First Bank from January 2002; Vice
                                                        President and Chief Operating Officer of Citizens First
                                                        Corporation and Citizens First Bank from August
                                                        1998 and February 1999, respectively, through
                                                        2001; bank consultant from April 1995 to July
                                                        1998; Chief Operating Officer, Trans Financial
                                                        Bank, from July 1973 to April 1995

Wilson Stone (53)                            2002       Farmer and Board Trainer for Kentucky School Boards Association

CLASS I DIRECTORS WHOSE TERMS EXPIRE IN 2007:

Billy J. Bell (72)                           1998       Co-owner and Secretary/Treasurer of Mid-South Feeds, Inc.

John Desmarais (65)                          2006       President and Chief Executive Officer of Commonwealth Health
                                                        Corporation
                                             8

Joe B. Natcher, Jr. (48)                     1998       President and Chief
                                                        Executive Officer of Southern Foods, Inc.

Jack Sheidler (49)                           2002       Real estate developer

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         12 meetings of the Board of Directors were held during 2005. All of our directors attended 75% or more of the combined total of the meetings of the Board of Directors and of all committees on which they served. We encourage each member of the Board of Directors to attend the annual meetings of shareholders. All of the directors attended the 2005 Annual Meeting of Shareholders.

         In 2005, our Board of Directors had two standing committees: the Audit Committee and the Compensation Committee. In March 2006, the Board of Directors established the Governance Committee.

         Prior to July 2005, the members of the Audit Committee included all of the directors except Ms. Cohron. After that date, the Audit Committee consists of Messrs. Ellis, Natcher, Perkins, Sheidler and Stone. All members of our Audit Committee are independent under the definition of independence set out in Marketplace Rules 4200(a)(15) and 4350 of the NASD, except for Mr. Perkins. The Board of Directors has not designated an "audit committee financial expert", as defined in Item 401(e) of SEC Regulation S-B, serving on the Audit Committee. The Board believes that certain of the directors serving on the Audit Committee understand financial statements and generally accepted accounting principles and have the ability to assess the application of such principles in connection with the accounting for estimates, accruals and reserves, as well as experience analyzing and evaluating financial statements that present the breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, and an understanding of audit committee functions. However, the Board has declined to designate one of such members of the Audit Committee as an "audit committee financial expert" because none of them has had education and experience as a principal financial or accounting officer or public accountant or auditor or in a position involving similar functions or has experience actively supervising a principal financial or accounting officer or public accountant or auditor or person performing similar functions. The Audit Committee held four meetings during 2005.

         The Audit Committee, among other things, is directly responsible for the selection, oversight and compensation of our independent public accountants. It is also responsible for meeting with the independent auditors and the appropriate corporate officers to review matters relating to corporate financial reporting and accounting procedures and policies, the adequacy of financial, accounting and operating controls, and the scope of the audits of our independent auditors and any internal auditor. In addition, the Audit Committee is responsible for reviewing and reporting the results of each audit and making recommendations it may have to the Board of Directors with respect to financial reporting and accounting practices, policies, controls and safeguards. The Audit Committee has adopted a written charter, a copy of which is attached to this proxy statement as Appendix A.

         The members of the Compensation Committee during 2005 were Ms. Grise and Messrs. Baker, Bell, Bray, Ellis, Kelly, and Sheidler. All members of the Compensation Committee are independent under the definition of independence set out in Marketplace Rule 4200(a)(15) of the NASD, except for Mr. Bray. The Compensation Committee establishes the compensation arrangements for our executive officers. The Committee also administers the Company's stock option plans. The Compensation Committee held one meeting during 2005.

         Prior to March 2006, the Company had not established a nominating committee. Those functions were performed by the full Board of Directors. We became the holding company for Citizens First Bank in 1999 upon the Bank's organization. We believed that as the Bank established itself and developed its business, continuity on the Board was important and therefore that the Board should first consider candidates who were existing directors when selecting nominees to the Board of Directors. Accordingly, the Board of Directors believed it was appropriate not to have a nominating committee. The Board of Directors met one time in its capacity as the nominating committee during 2005.

         In March 2006, the Board authorized the formation of a Governance Committee which will also perform the functions of the nominating committee. The members of the Governance Committee will be appointed following the Meeting. The Governance Committee will identify and recommend nominees for election to the Board, and oversee matters of corporate governance processes, including Board performance. The Governance Committee's duties specifically include:


o Screening and recommending candidates as nominees for election to the Board of Directors;

o Overseeing the process whereby Board and committee performance is evaluated;

o        Overseeing the training and orientation of directors;

o        Recommending committee assignments;

o Recommending the appropriate skills and characteristics required of new Board members; and

o        Overseeing compliance with the Company's Code of Conduct.

         The Governance Committee has a written charter, a copy of which is attached to this proxy statement as Appendix B.

                               EXECUTIVE OFFICERS

         Our executive officers, as listed below, are subject to re-election annually and serve at the pleasure of the Board of Directors.

NAME                         AGE                    PRESENT POSITIONS WITH THE COMPANY AND THE BANK

Mary D. Cohron               58                     President and Chief Executive Officer and Director of the
                                                    Company and the Bank since August 1998 and February 1999,
                                                    respectively

J. Steven Marcum             49                     Executive Vice President, Chief Financial Officer and
                                                    Treasurer of the Company and the Bank since 2005; formerly,
                                                    Chief Financial Officer of Franklin Bancorp,
                                                10

                                                    Inc. and Franklin
                                                    Bank & Trust

M. Todd Kanipe               37                     Executive Vice President and Chief Credit Officer of the
                                                    Company and the Bank since 2004; formerly, Vice President and
                                                    Trust Relationship Manager for the Bank since 1999

Carolyn Harp                 60                     Executive Vice President and Chief Operating Officer of the
                                                    Company and the Bank since 2005; formerly, Chief Operating
                                                    Officer of the Bank since 1999

Kim M. Thomas                35                     Executive Vice President and Chief Marketing Officer of the
                                                    Company and the Bank since 2005; formerly, Vice President of
                                                    Marketing and Commercial Banking Officer of the Bank since 1999


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

         In 2005, our non-employee directors received $200 per month for each month in which they attended a Board of Directors' or Board committee meeting. Beginning in January 2006, our non-employee directors receive $500 per month for each month in which they attend a Board of Directors' or Board committee meeting. We also reimburse non-employee directors for the expenses they incur to attend the meetings.

         In 2003, the Board of Directors adopted, and the shareholders approved, the 2003 Stock Option Plan for Non-Employee Directors. This plan provides for the issuance to our non-employee directors of options to purchase up to an aggregate of 40,000 shares of our common stock. In January 2004, options to purchase 1,050 shares of common stock were granted to each non-employee director who had served as such since the formation of the Bank. Commencing with the 2004 annual meeting of shareholders and at each annual meeting of shareholders thereafter each non-employee director is granted an option to purchase 525 shares of common stock. A total of 11,175 options have been granted under the 2003 Stock Option Plan.

         Directors do not receive separate compensation for serving on the Board of Directors of Citizens First Bank.

EXECUTIVE COMPENSATION

         The following table provides information concerning compensation paid or accrued by Citizens First Corporation and Citizens First Bank to or on behalf of our President and Chief Executive Officer and each other executive officer who had annual salary and bonus that exceeded $100,000 in 2005.

                           SUMMARY COMPENSATION TABLE
     ---------------------------------------------------------------------------



     Name & Principal Position
                                                                                             Long Term
                                                                                            Compensation
                                                                                               Awards
                                                                                             -----------
                                                                                             Securities
                                                                                             Underlying          All Other
                                             Year        Salary             Bonus            Options(#)     Compensation(1)
    ----------------------------------------------------------------------------             ----------     --------------
     Mary D. Cohron                          2005       $154,500           $32,831             5,460              $13,769
     President and Chief Executive           2004        150,000            20,000             8,400                9,430
     Officer                                 2003        150,000              --                 --                 9,452
     ---------------------------------------------------------------------------
     Bill D. Wright (2)                      2005       $123,600             $--                 --               $12,113
     Former Vice President and  Chief        2004        120,000            12,000             6,300                8,062
     Financial Officer                       2003        122,000              --                 --                 7,248
     ---------------------------------------------------------------------------
     M.Todd Kanipe                           2005       $123,600           $26,625             3,570               $7,962
     Executive Vice President                2004        118,846            12,000             6,300                7,977
     and Chief Credit Officer                2003         90,256              --                 --                 7,142
     ----------------
(1) Other compensation for 2005 includes: (a) the match of up to 3% of the officer's salary under the Savings Incentive Match Plan for Employees ($4,635 for Ms. Cohron, $2,710 for Mr. Wright and $3,708 for Mr. Kanipe); (b) the cost of life insurance premiums paid on behalf of the officer ($400 for Ms. Cohron,
$240 for Mr. Wright and $320 for Mr. Kanipe); (c) the portion of the cost of health insurance coverage for such officer that is paid by Citizens First
($3,934 for each of Ms. Cohron, Mr. Wright and Mr. Kanipe); (d) an automobile allowance of $4,800 for Ms. Cohron, and (e) $5,229 representing unused vacation paid to Mr. Wright upon his termination of employment.
(2) Mr. Wright's employment with the Company terminated in September 2005.


                        OPTION GRANTS IN LAST FISCAL YEAR

                               NUMBER OF      PERCENT OF
                              SECURITIES     TOTAL OPTIONS
                               UNDERLYING       GRANTED
                                OPTIONS    TO EMPLOYEES IN   EXERCISE PRICE   EXPIRATION
NAME                           GRANTED(#)     FISCAL YEAR      ($/SHARE)(1)     DATE
----                          -----------     -----------      ------------     ----
Mary D. Cohron .............       5,460         9.4%       $   14.33       1/12/2015
Bill D. Wright .............        --            --               --              --
M. Todd Kanipe .............       3,570         6.1%           14.33       1/12/2015
---------
(1) All options were granted at the closing sales price for the common stock as reported on the Nasdaq OTC Bulletin Board on the date of grant. The options are exercisable in three equal annual installments commencing on the anniversary date of the date of grant.

EMPLOYMENT AGREEMENTS

         Citizens First and Mary D. Cohron entered into an employment agreement effective January 1, 2005, which provides for the employment of Ms. Cohron as our President and Chief Executive Officer. The agreement is for a term of four years and will be automatically renewed on January 1, 2008 for a new three year term unless either party gives notice to the other of the intent not to renew. The agreement provides for payment to Ms. Cohron of an annual salary to be established by the Board of Directors at the commencement of each year. The agreement may be terminated by the Company upon 60 days notice for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Ms. Cohron the value of accrued fringe benefits through the date of termination and compensation equal to 12 months' salary. Ms. Cohron may voluntarily terminate her employment upon 60 days notice. In the event of Ms. Cohron's termination of employment prior to the natural expiration of the agreement, Ms. Cohron will be prohibited for one year from rendering any services to any banking institution in Warren County and any contiguous county.

         Citizens First and M. Todd Kanipe are parties to an employment agreement effective January 1, 2005 which provides for Mr. Kanipe's employment by us as Chief Credit Officer. The agreement provides for the payment to Mr. Kanipe of an annual salary to be established by the President at the commencement of each year. The employment agreement may be terminated by us for cause (as defined in the agreement) and without cause. In the event the agreement is terminated without cause, we will be obligated to pay Mr. Kanipe the value of accrued fringe benefits through the date of termination and compensation equal to 90 days' salary.

                              CERTAIN TRANSACTIONS

         Through the Bank, we have had and expect in the future to have banking transactions in the ordinary course of business with our directors and executive officers and their associates, including members of their families, corporation, partnerships or other organizations in which the directors and officers have a controlling interest. These transactions are on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, these transactions do not involve more than normal risk of collectibility or other unfavorable features to the Company or the Bank.

                             AUDIT COMMITTEE REPORT

         The following is the Report of the Audit Committee regarding the Company's audited financial statements to be included in the Company's Annual Report on Form 10-KSB.

                  We have reviewed and discussed with our management our audited financial statements as of December 31, 2005 and 2004 and for each of the years in the three-year period ended December 31, 2005. We have also reviewed and discussed with Crowe Chizek and Company LLC, our independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as modified and supplemented, relating to the conduct, scope and results of the audit. The Audit Committee has received written disclosures and the letter from Crowe Chizek,and Company LLC required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as modified and supplemented, and has discussed with Crowe Chizek and Company LLC their independence.

                  Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that, and the Board of Directors has approved, the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2005.

                         MEMBERS OF THE AUDIT COMMITTEE:

                                            JACK SHEIDLER, CHAIRMAN

                                            FLOYD H. ELLIS

                                            JOE B. NATCHER, JR.

                                            JOHN T. PERKINS

                                            WILSON STONE

         The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

                       INDEPENDENT PUBLIC ACCOUNTING FIRM

         The Audit Committee is responsible for appointing, setting compensation and overseeing the work performed by the Company's independent auditor. BKD, LLP served as the independent public accountants of the Company from 1999 through 2004. In March 2005, the Audit Committee recommended and the Board of Directors approved the engagement of Crowe Chizek and Company LLC as the Company's independent accountant for 2005. On March 24, 2005, the Company notified BKD,LLP of this change and that it would not be engaged for 2005.

         In connection with the audit of the fiscal year ended December 31, 2004, there were no disagreements with BKD,LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. BKD,LLP's audit report on the financial statements of the Company as of and for the year ended December 31, 2004 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         The Audit Committee of the Board of Directors has approved the appointment of Crowe Chizek and Company LLC to serve as the Company's independent auditors for the Company for the year ending December 31, 2006. A representative of Crowe Chizek and Company LLC will be present at the Meeting and will have the opportunity to make a statement if he desires and will be available to respond to appropriate questions from shareholders.

AUDIT FEES

         During the years ended December 31, 2005 and December 31, 2004, the Company incurred the following principal independent auditor fees:


                                                        2005              2004
                                                        ----              ----
Audit Fees (1) ...........................           $ 57,680           $ 81,458
Audit-Related Fees (2) ...................             43,308              7,335
Tax Fees (3) .............................              6,895              9,068
All Other Fees (4) .......................              1,200             13,842
                                                     --------           --------


  Total Fees .............................           $109,083           $111,703
-------------------
(1) Includes fees related to the annual independent audit of the Company's financial statements and reviews of the Company's annual report on Form 10-K and quarterly reports on Form 10-Q. (2) Includes assurance and related services reasonably related to the performance of the audit or review of the financial statements. (3) Fees for both periods related to tax return preparation, estimated payments and various other tax matters. (4) Includes fees related to the Company's private placement of stock and employee benefits plan registration statement.

         The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services that the Company's independent auditor, may provide to the Company, including audit services and permitted audit-related and non-audit services, be pre-approved by the Committee. The Committee approved all audit and non-audit services provided by Crowe Chizek during fiscal 2005 prior to Crowe Chizek performing such services.

                    COMMUNICATIONS WITH MEMBERS OF THE BOARD

         Our Board of Directors welcomes communications from shareholders and has established a procedure for receipt of such communications. Shareholders may send communications to the Board of Directors, or to any director in particular, in care of Secretary, Citizens First Corporation, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103. Any correspondence to the Board of Directors, or to any director in particular, will be forwarded by the Company to the addressee, without review by management.

                                 CODE OF CONDUCT

         The Board of Directors has adopted a Code of Conduct that applies to our principal executive, financial and accounting officers and persons performing similar functions, as well as all other directors and employees. The Company will provide to any person without charge, upon request, a copy of the Company's Code of Conduct. Requests should be directed to the Secretary of the Company, 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103.

                  SHAREHOLDER PROPOSALS FOR NEXT YEARS' MEETING

         Any proposal that a shareholder may desire to be included in the Board of Directors' proxy statement for presentation at the 2007 annual meeting of shareholders must be received not later than December 5, 2006 in order to be considered for inclusion. All such proposals should be sent to the

     Secretary of Citizens First Corporation at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103. After this date, a shareholder who intends to raise a proposal to be acted upon at the 2007 annual meeting of shareholders but who does not desire to include the proposal in the 2007 proxy statement, must inform the Company in writing no later than March 18, 2007. Shareholder proposals submitted after March 18, 2007 will be considered untimely under our Bylaws and the Board may exclude such proposals from being acted upon at the 2007 annual meeting of shareholders. If the Board of Directors elects not to exclude such proposals from consideration at the meeting (although not included in the proxy statement), the proxy solicited by us for next year's annual meeting may confer discretionary authority to vote on any such matters without a description of them in the proxy statement for that meeting.
                                  ANNUAL REPORT

         WE WILL PROVIDE WITHOUT CHARGE TO ANY SHAREHOLDER, UPON WRITTEN REQUEST, A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, WHICH INCLUDES FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, WHICH IS REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. Written requests should be directed to J. Steven Marcum, Chief Financial Officer, Citizens First Corporation, at 1065 Ashley Street, Suite 200, Bowling Green, Kentucky 42103, or at telephone number (270) 393-0700.

                                  OTHER MATTERS

         The Board of Directors does not know of any other matters that may be brought before the Meeting. If, however, any such other matters are presented, the persons named in the accompanying proxy card or their substitutes will vote such proxy according to their best judgment on such matters.

                       By Order of the Board of Directors

                                /s/ Mary D. Cohron
                            Mary D. Cohron, President

April 5, 2006

         ALL SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE RETURN ENVELOPE ENCLOSED FOR THAT PURPOSE.
                                        16

                                   APPENDIX A

                           CITIZENS FIRST CORPORATION
                             AUDIT COMMITTEE CHARTER

1.       PURPOSE

         The primary functions of the Audit Committee are to assist the Board of Directors in fulfilling its oversight responsibilities with respect to: (i) the Company's systems of internal controls regarding finance, accounting, and ethical behavior; (ii) the Company's auditing, accounting and financial reporting processes generally; (iii) the integrity of the Company's financial statements and other financial information provided by the Company to its shareholders, the public and others; (iv) compliance with legal and regulatory requirements; and (v) the performance of the Company's independent auditors. Consistent with these functions, the Committee will encourage continuous improvement of, and foster adherence to, the Company's policies, procedures and practices at all levels.

         Although the Committee has the powers and responsibilities set forth in this Charter, the role of the Committee is oversight. The members of the Committee are not full-time employees of the Company and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Committee to conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

2.       ORGANIZATION

         The Audit Committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall satisfy the applicable independence, financial literacy and experience requirements of Section 10A of the Securities Exchange Act of 1934 and any other regulatory requirements. The Board will determine whether at least one member of the Audit Committee qualifies as an "audit committee financial expert" in compliance with the criteria established by the SEC. The existence of such a member, including his or her name and whether or not he or she is independent, will be disclosed in periodic filings as required by the SEC.

         Committee members shall be elected by the Board annually. Members shall serve until their successors shall be duly elected. The Committee's chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee. The Committee may form and delegate authority to subcommittees when appropriate.

3.       MEETINGS

         The Audit Committee shall meet four times per year on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of management, the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its responsibility to foster open communications, the Committee shall meet in separate executive sessions during each of its four regularly scheduled meetings with management and the Company's independent auditors to discuss any matters that the Committee (or any of these groups) believes should be discussed privately.

4. RESPONSIBILITIES AND DUTIES

         In recognition of the fact that the Company's independent auditors are ultimately accountable to the Audit Committee, the Committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall consult with management but shall not delegate these responsibilities.

         To fulfill its responsibilities and duties, the Audit Committee shall:

         A. With respect to the independent auditors:

         [1] Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

         [2] Have the sole authority to review in advance, and grant any appropriate pre-approvals of, (i) all auditing services to be provided by the independent auditors and (ii) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange Act of 1934, and in connection therewith, to approve all fees and other terms of engagement. The Committee shall also review and approve disclosures required to be included in Securities and Exchange Commission periodic reports filed under
Section 13(a) of the Securities Exchange Act of 1934 with respect to non-audit services.

         [3] Review the performance of the Company's independent auditors on at least an annual basis and remove the independent auditor if circumstances warrant.

         [4] On an annual basis, review and discuss with the independent auditors all relationships the independent auditors have with the Company in order to evaluate the independent auditors' continued independence. The
Committee: (i) shall ensure that the independent auditors submit to the Committee on an annual basis a written statement (consistent with Independence Standards Board Standard No. 1) delineating all relationships and services that may impact the objectivity and independence of the independent auditors; (ii) shall discuss with the independent auditors any disclosed relationship or services that may impact the objectivity and independence of the independent auditors; and (iii) shall satisfy itself as to the independent auditors' independence.

         [5] At least annually, obtain and review an annual report from the independent auditors describing (i) the independent auditors' internal quality control procedures and (ii) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

         [6] Review the independent auditor's attestation and report on management's internal control report, from the time that such reports are prepared and hold timely discussions with the independent auditor regarding the following:

         All critical accounting policies and practices;

         All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor; and

         Other material written communications between the independent auditor and management, including, but not limited to, the management letter and schedule of unadjusted differences.

         [7] Review all reports required to be submitted by the independent auditors to the Committee under Section 10A of the Securities Exchange Act of 1934.

         [8] Review, based upon the recommendation of the independent auditors, the scope and plan of the work to be done by the independent auditors for each fiscal year.

         B. With respect to the financial statements:

         [1] Review and discuss with management and the independent auditors the Company's quarterly financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the independent auditors' review of the quarterly financial statements) prior to submission to shareholders, any governmental body, any stock exchange or the public.

         [2] Review and discuss with management and the independent auditors the Company's annual audited financial statements (including disclosures made in "Management's Discussion and Analysis of Financial Condition and Results of Operations").

         [3] Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, relating to the conduct of the audit.

         [4] Recommend to the Board of Directors, if appropriate, that the Company's annual audited financial statements be included in the Company's annual report on Form 10-K for filing with the Securities and Exchange Commission.

         [5] Prepare the report required by the Securities and Exchange Commission to be included in the Company's annual proxy statement and any other Committee reports required by applicable securities laws or stock exchange listing requirements or rules.

         C. Periodic and Annual Reviews:

         [1] Periodically review separately with each of management and the independent auditors (i) any significant disagreement between management and the independent auditors in connection with the preparation of the financial statements, (ii) any difficulties encountered during the course of the audit (including any restrictions on the scope of work or access to required information), and (iii) management's response to each.

         [2] Periodically discuss with the independent auditors, without management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company's accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company's financial statements.

         [3] Consider and approve, if appropriate, significant changes to the Company's accounting principles and financial disclosure practices as suggested by the independent auditors or management and review with the independent auditors and management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

         [4] Review with management, the independent auditors, and the Company's counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Company's financial statements, including significant changes in accounting standards or rules as promulgated by the Financial Accounting Standards Board, the Securities and Exchange Commission or other regulatory authorities with relevant jurisdiction.

         [5] Obtain and review an annual report from management relating to the accounting principles used in preparation of the Company's financial statements (including those policies for which management is required to exercise discretion or judgments regarding the implementation thereof).

         D. Discussions With Management:

         [1] Review and discuss with management the Company's earnings press releases (including the use of "pro forma" or "adjusted" non-GAAP information) as well as financial information and earnings guidance provided to analysts and rating agencies.

         [2] Review and discuss with management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current of future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

         [3] Inquire about the application of the Company's accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company's provisions for future occurrences that may have a material impact on the financial statements of the Company.

         [4] Review and discuss with management all disclosures made by the Company concerning any material changes in the financial condition or operations of the Company.

         [5] Obtain explanations from management for unusual variances in the Company's annual financial statements from year to year, and review annually the independent auditors' letter of the recommendations to management and management's response.

         E. With respect to internal controls:

         [1] In consultation with the independent auditors, review the integrity of the Company's financial reporting process (both internal and external) and the adequacy of the Company's internal control structure and system, and the procedures designed to insure compliance with laws and regulations.

         [2] Establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         [3] Receive and review any disclosure from the Company's CEO or CFO made in connection with the certification of the Company's quarterly and annual reports filed with the SEC of : (a) all significant deficiencies and material weaknesses in the design and operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize, and report financial date; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls.

         F. Other:

         [1] Review and approve all related-party transactions.

         [2] Establish, review and update periodically a code of business conduct and ethics and determine whether management has established a system to enforce this code. Review and approve (i) any change or waiver in the Company's code of business conduct and ethics for directors or executive officers, and
(ii) any disclosure made on Form 8-K regarding such change or waiver.

         [3] Establish the policy for the Company's hiring of employees or former employees of the independent auditors who were engaged on the Company's account.

         [4] Review any management decision to seek a second opinion from independent auditors other than the Company's regular independent auditors with respect to any significant accounting issue.

         [5] Review with management and the independent auditors the sufficiency and quality of the financial and accounting personnel of the Company.

         [6] Review and reassess the adequacy of this Charter annually and recommend to the Board any changes the Committee deems appropriate.

         [7] Perform any other activities consistent with this Charter, the Company's Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

5. Resources.

         The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Committee as deemed appropriate to perform its duties and responsibilities. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee shall determine the extent of funding necessary for payment of compensation to the independent auditors for purpose of rendering or issuing the annual audit report and to any independent legal, accounting and other consultants retained to advise the Committee.

                                   APPENDIX B

                           CITIZENS FIRST CORPORATION
                          GOVERNANCE COMMITTEE CHARTER

1. PURPOSE

         The purpose of the Governance Committee is to ensure that the board governance system performs well, with specific responsibility for making recommendations to the board on board organization and procedures, performance evaluation of the board and individual directors, and nomination of directors. Further, the Governance Committee has oversight responsibility for ensuring compliance with the Company Code of Conduct, working in conjunction with the Audit Committee.

2. COMPOSITION

         The Governance Committee shall be comprised of not less than three (3) members of the Board of Directors, each of whom shall be independent as and when required by the listing standards of The Nasdaq Stock Market, and one of whom shall be its Chairperson. The CEO shall serve as an ex officio member of the Committee. The Committee and its Chairperson shall be appointed annually by a majority of Board of Directors upon the recommendation of the Governance Committee and Chairman of the Board and shall serve until their successors shall be elected or until their earlier resignation or removal. The Committee may in its discretion delegate tasks to sub-committees from time to time.

3. MEETINGS

         The Governance Committee shall meet as often as its members deem necessary, but at least once each year, at times and places decided by the Committee Chairperson.

4. RESPONSIBILITIES & DUTIES

         The Governance Committee shall have the following authority and responsibilities:

         A. Oversee compliance with the Company's Code of Conduct by directors, officers and employees, working in conjunction with the Audit Committee when appropriate. This includes investigating any potential conflict of interest by a director or senior executive and recommending resolutions to the Board.

         B. Review annually the committee charters and recommend to the Board any needed changes.

         C. Recommend committee assignments, including committee chairmanships, to the full Board for approval, including rotation, reassignment or removal of any committee member.

         D. Review periodically the structure, size, composition and operation of the Board and each committee of the Board.

         E. Review with the board on an annual basis the appropriate skills and characteristics required on the Board in the context of the strategic direction of the Company, and recommend the appropriate skills and characteristics required of new Board members.
                                        22

         F. Upon receiving the resignation letter required from any director who makes a principal occupation change (including retirement), and after considering advice from the Chairman of the Board and CEO, recommend to the full Board whether to accept the resignation.

         G. Recommend to the Board the existing Board members to be renominated, after considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, and the wishes of existing Board members to be renominated.

         H. Identify individuals qualified to become Board members, consistent with criteria approved by the Board, including nominees proposed by stockholders of the Company, and recommend for Board approval any new directors to be nominated. Solicit nominations for new directors and screen the list of potential new directors submitted to it by other directors or any other sources. Decide whether the assistance of a search firm is needed, and, if so, choose the firm. This Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms.

         I. Consider questions and make recommendations to the Board regarding determinations of independence of the members of the Board.

         J. Oversee the process whereby the full Board and each of its committees annually assesses its performance, the results of which are reported to the Board along with any recommendations for improvements.

         K. Oversee the process whereby current Board members are evaluated and provide advice to individual Board members as a result of this process.

         L. Oversee the orientation program for new directors and consult with them on their progress and a continuing education program for existing directors.

         M. Recommend to the Board the compensation to be paid to outside directors.
                                        23

APPENDIX TO PROXY STATEMENT-FORM OF PROXY CARD
FRONT

                                 PROXY
                           CITIZENS FIRST CORPORATION


----------
    X      PLEASE MARK VOTES
           AS IN THIS EXAMPLE
----------

PROXY SOLICITED ON BEHALF OF THE
BOARD OF DIRECTORS FOR ANNUAL
MEETING OF SHAREHOLDERS ON MAY 18,

    The undersigned hereby appoints Charles
Hardcastle and Kim Harmon, and each or either of them, as true and lawful agents and proxies, with full power of substitution in each, to represent the undersigned in all matters coming before the 2006 Annual Meeting of Shareholders of Citizens First Corporation to be held at the Carroll Knicely Institute for Economic Development and Public Service-South
Campus, 2355 Nashville Road, Bowling Green,
Kentucky on Thursday, May 18, 2006 at 5:00 p.m.
local time, and any adjournments thereof, and to vote all shares owned of record by the undersigned as follows:

                                                1. ELECTION OF DIRECTORS.
                                                            WITHHOLD     FOR ALL
                                                 FOR       AUTHORITY    EXCEPT
                                                -------    ---------    --------
                                                -------    ---------    --------
                                                NOMINEES:
                                                Jerry E. Baker, Mary D. Cohron,
                                                Floyd H. Ellis, John J.
                                                Kelly, III

                                                INSTRUCTION:  TO WITHHOLD
                                                AUTHORITY TO VOTE FOR ANY
                                                INDIVIDUAL  NOMINEE, MARK "FOR
                                                ALL EXCEPT" AND WRITE THAT
                                                NOMINEE'S  NAME IN THE SPACE
                                                PROVIDED BELOW.

                                                2.  OTHER MATTERS

                                                In their  discretion,  to vote
                                                with  respect to any other
                                                matters that may come before the
                                                Meeting  or any  adjournments
                                                thereof,including  matters
                                                incident to its conduct.  WHEN
                                                PROPERLY  EXECUTED, THIS PROXY
                                                WILL BE VOTED IN THE MANNER
                                                SPECIFIED  ABOVE BY THE
                                                SHAREHOLDER.  TO THE EXTENT
                                                CONTRARY SPECIFICATIONS ARE NOT
                                                GIVEN, THIS PROXY WILL BE VOTED
                                                FOR THE NOMINEES LISTED IN ITEM
                                                1.
      PLEASE DATE AND SIGN ON THE REVERSE SIDE

BACK


                                               Dated:_____________,2006

                                                     _____________Signature
                                                     _____________Signature




PLEASE SIGN EXACTLY AS NAME APPEARS ABOVE.

(JOINT OWNERS SHOULD EACH SIGN. ATTORNEYS-IN-FACT, EXECUTORS, ADMINISTRATORS, CUSTODIANS, PARTNERS, OR CORPORATION OFFICERS SHOULD GIVE FULL TITLE).
PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE PROMPTLY.NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                        25